Revenue From Contracts With Customers	12 Months Ended
Dec. 31, 2025
Disclosure Of Revenue From Contracts With Customers [Abstract]
Revenue from contracts with customers
Note 5—Revenue from contracts with customers
The Group does business in one operating segment, namely the provision of satellite-based data transmission capacity, and ancillary services, to customers around the world.
The Senior Leadership Team (‘SLT’), which is the chief operating decision-making committee in the Group’s corporate governance structure, reviews the Group’s financial reporting and generates those proposals for the allocation of the Group’s resources which are submitted for validation to the board of directors. The main sources of financial information used by the SLT in assessing the Group’s performance and allocating resources are:

•	analyses of the Group’s revenues from its business units Media and Networks (comprising the sales verticals Government, Fixed & Maritime and Aviation;

•	cost and overall Group profitability development; and

•	internal and external analyses of expected future developments in the markets into which capacity is being delivered and of the commercial landscape applying to those markets.
Revenue by business unit
As reported, the revenue allocated to the relevant business units developed as follows:

€ million	2025	2024	2023
Media	977	914	967
Networks	1,633	1,085	1,062
Subtotal	2,610	1,999	2,029
Other 1	17	2	1

Total	2,627	2,001	2,030

1	Other includes revenue not directly applicable to SES Video or SES Networks
Revenue by category
The Group’s revenue analysis from the point of view of category and timing can be found below:

2025 € million	Revenue recognized at a point in time	Revenue recognized over time	Total
Revenue from contracts with customers	153	2,418	2,571
Lease income	5	51	56

Total	158	2,469	2,627

2024 € million	Revenue recognized at a point in time	Revenue recognized over time	Total
Revenue from contracts with customers	74	1,878	1,952
Lease income	—	49	49

Total	74	1,927	2,001

2023 € million	Revenue recognized at a point in time	Revenue recognized over time	Total
Revenue from contracts with customers	59	1,949	2008
Lease income	—	22	22

Total	59	1,971	2,030

Revenue from contracts with customers recognized at a point in time is mainly related to sales of equipment.

Remaining performance obligations
The
remaining performance obligations, which the Group refers to as revenue “backlog”, represent our expected future revenues under existing customer contracts and include both cancellable and non-cancellable
contracts. The backlog was EUR 6.6
billion as of December 31, 2025 (2024:
EUR
4.8 billion), EUR 4.7 billion (2024: EUR 3.7 billion) of which related to ‘protected’ (that is, non-cancellable)
backlog and EUR 1.9 billion (2024: EUR 1.1 billion) of which related to ‘unprotected’ (cancellable) backlog. Approximately 80
% of the backlog is expected to be recognized as revenue in the three years from 2026 to 2028.
Protected backlog includes
non-cancellable
contracts and cancellable contracts with substantive termination fees. For contracts with termination options that do not have substantive termination fees, protected backlog also includes contract periods up to the first optional termination date. Unprotected backlog refers to flexible consumption models in the Commercial Aviation business, along with contract revenues that can be cancelled without significant termination fees.
Revenue by country
The Group’s revenue from external customers analysed by country using the customer’s billing address is as follows:

€ million	2025	2024	2023
Luxembourg (SES country of domicile)	249	79	49
United States of America	1,023	713	759
Germany	309	321	329
United Kingdom	149	203	214
France	89	74	78
Others – Europe	255	205	205
Others	553	406	396

Total	2,627	2,001	2,030

No single customer accounted for 10
%, or more, of total revenue in 2025, or 2024, or 2023.